SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[ X ]		Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	]	Definitive Proxy Statement
[	]	Definitive Additional Materials
[	]	Soliciting Material Under Rule 14a-12
TRI-CONTINENTAL CORPORATION
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT HEDGED PARTNERS L.P.

WESTERN INVESTMENT LLC

WESTERN INVESTMENT ACTIVISM PARTNERS LLC

BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.

BENCHMARK PLUS PARTNERS, L.L.C.

BENCHMARK PLUS MANAGEMENT, L.L.C.

PARADIGM PARTNERS, N.W., INC.

ARTHUR D. LIPSON

SCOTT FRANZBLAU

ROBERT FERGUSON

MICHAEL DUNMIRE

MATTHEW S. CROUSE

PAUL DEROSA

MARLENE A. PLUMLEE

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED FEBRUARY 10, 2006

WESTERN INVESTMENT HEDGED PARTNERS L.P.

February ___, 2006

Dear Fellow Stockholder:

Western Investment Hedged Partners L.P. (“Western Investment”) and the other participants in this solicitation collectively beneficially own an aggregate of 7,281,741 shares of common stock of Tri-Continental Corporation (“Tri-Continental” or the “Company”), representing approximately 6.6% of the outstanding common stock of the Company. Western Investment does not believe that the current board of directors of the Company is acting in your best interests. Western Investment is therefore seeking your support at the annual meeting of stockholders scheduled to be held at the offices of Venable LLP, 2 Hopkins Plaza, 18th Floor, Baltimore, Maryland 21201, on May 4, 2006 at 9:30 a.m., for the following purposes:

1.	To elect Western Investment’s slate of nominees to the Tri-Continental Board to serve as directors of the Company;
2.	To adopt a proposal recommended by the Tri-Continental Board and included in the Company’s proxy statement to ratify the selection of Deloitte & Touche LLP as auditors of the Company for 2006;
3.

To adopt a resolution previously submitted by another stockholder and included in the Company’s proxy statement recommending that the Company adopt cumulative voting in the election of its directors; and

4.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Western Investment urges you to carefully consider the information contained in the attached proxy statement and then support its efforts by signing, dating and returning today the enclosed common stock GOLD proxy card, if you own common stock, and the enclosed preferred stock GOLD proxy card, if you own preferred stock. The attached proxy statement and both enclosed GOLD proxy cards are first being furnished to the stockholders on or about February ___, 2006.

If you have already sent proxy cards furnished by Tri-Continental management to Tri-Continental, you have every right to change your votes by signing, dating and returning the enclosed common stock GOLD proxy card, if you own common stock, and the enclosed preferred stock GOLD proxy card, if you own preferred stock. Only your latest dated proxy card counts!

If you have any questions or require assistance voting your shares, please contact Innisfree M&A Incorporated, which is assisting us, at their address and toll-free number listed on the following page.

Thank you for your support,

Arthur D. Lipson
Western Investment Hedged Partners L.P.

If you have any questions or need assistance voting your shares, please call:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders Call Toll-Free at: (877) 456-3510

Banks and Brokers Call Collect at: (212) 750-5833

Additional information can be found at:

www.fixmyfund.com

ANNUAL MEETING OF STOCKHOLDERS

OF

TRI-CONTINENTAL CORPORATION

_________________________

PROXY STATEMENT

OF

WESTERN INVESTMENT HEDGED PARTNERS L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARDS TODAY

Western Investment Hedged Partners L.P., a Delaware limited partnership (“Western Investment” or “we”), is a significant stockholder of Tri-Continental Corporation, a Maryland corporation (“Tri-Continental” or the “Company”). Western Investment is writing to you in connection with the election of three nominees to the board of directors of Tri-Continental (the “Tri-Continental Board”) at the annual meeting of stockholders scheduled to be held at the offices of Venable LLP, 2 Hopkins Plaza, 18th Floor, Baltimore, Maryland 21201, on May 4, 2006 at 9:30 a.m., including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “annual meeting”). This proxy statement (the “proxy statement”) and both enclosed GOLD proxy cards are first being furnished to stockholders on or about February ___, 2006.

This proxy statement and both enclosed GOLD proxy cards are being furnished to stockholders of Tri-Continental by Western Investment in connection with the solicitation of proxies from Tri-Continental’s stockholders for the following:

1.

To elect Western Investment’s director nominees, Arthur D. Lipson, Paul DeRosa and Marlene A. Plumlee (the “Nominees”) to serve as directors of the Company, in opposition to Tri-Continental’s incumbent directors whose terms expire at the annual meeting (the “election proposal”);

2.

To adopt a proposal recommended by the Tri-Continental Board and included in the Company’s proxy statement to ratify the selection of Deloitte & Touche LLP as the auditors of the Company for 2006 (the “auditor selection proposal”);

3.

To adopt a resolution previously submitted by another stockholder for inclusion in the Company’s proxy statement requesting that the Tri-Continental Board take the necessary steps to provide for cumulative voting in the election of the Tri-Continental Board (the “cumulative voting proposal”); and

4.

To vote and otherwise represent you on any other matter that may properly come before the annual meeting or any adjournment or postponement thereof, including voting on adjournment of the annual meeting with respect to one or more matters in the discretion of the proxy holder.

Western Investment, Western Investment LLC (“WILLC”), Arthur D. Lipson, Western Investment Activism Partners LLC (“WIAP”), Benchmark Plus Institutional Partners, L.L.C. (“BPIP”), Benchmark Plus Partners, L.L.C. (“BPP”), Benchmark Plus Management, L.L.C. (“BPM”), Paradigm Partners, N.W., Inc. (“PPNW”), Scott Franzblau, Robert Ferguson, Michael Dunmire,

Paul DeRosa and Marlene A. Plumlee are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

Tri-Continental has set the close of business on February 9, 2006 as the record date (the “record date”) for determining stockholders entitled to notice of and to vote at the annual meeting. The mailing address of the principal executive offices of Tri-Continental is 100 Park Avenue, New York, New York 10017. Stockholders of record at the close of business on the record date will be entitled to vote at the annual meeting. According to Tri-Continental, as of the record date, there were ___________ shares of common stock outstanding, $.50 par value per share (the “Common Shares”), each Common Share entitled to one vote at the annual meeting, and there were _________ shares of cumulative preferred stock outstanding, $2.50 par value per share (the “Preferred Shares” and together with the Common Shares, the “Shares”), each Preferred Share entitled to two votes at the annual meeting. As of the record date, Western Investment, along with all of the participants in this solicitation, were the beneficial owners of an aggregate of 7,281,741 Common Shares and no Preferred Shares, which represent approximately 6.6% of the Common Shares and 0% of the Preferred Shares, respectively, outstanding and entitled to vote at the annual meeting (based on the Company’s proxy statement). The participants in this solicitation intend to vote such Shares for the election proposal, the auditor selection proposal, and the cumulative voting proposal.

THIS SOLICITATION IS BEING MADE BY WESTERN INVESTMENT AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF TRI-CONTINENTAL. WESTERN INVESTMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS, WHICH WESTERN INVESTMENT IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN BOTH ENCLOSED GOLD PROXY CARDS WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WESTERN INVESTMENT URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED COMMON STOCK GOLD PROXY CARD, IF YOU OWN COMMON STOCK, AND THE ENCLOSED PREFERRED STOCK GOLD PROXY CARD, IF YOU OWN PREFERRED STOCK, IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY TRI-CONTINENTAL MANAGEMENT TO TRI-CONTINENTAL, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE PROPOSALS DESCRIBED HEREIN BY SIGNING, DATING AND RETURNING THE ENCLOSED COMMON STOCK GOLD PROXY CARD, IF YOU OWN COMMON STOCK, AND THE ENCLOSED PREFERRED STOCK GOLD PROXY CARD, IF YOU OWN PREFERRED STOCK. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO WESTERN INVESTMENT, C/O INNISFREE M&A INCORPORATED, WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF TRI-CONTINENTAL (WITH A COPY TO INNISFREE M&A INCORPORATED), OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

Western Investment urges you to sign, date, and return today the enclosed common stock GOLD proxy card, if you own common stock, and the enclosed preferred stock GOLD proxy card, if you own preferred stock, to vote FOR the proposals described herein.

•

If your Shares are registered in your own name, please sign and date the enclosed common stock GOLD proxy card, if you own common stock, and the enclosed preferred stock GOLD proxy card, if you own preferred stock and return such card(s) to Western Investment, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope today.

•

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please provide your broker or bank with voting instructions to vote on your behalf the common stock GOLD proxy card, if you own common stock, and the preferred stock GOLD proxy card, if you own preferred stock. Western Investment urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to Western Investment, c/o Innisfree M&A Incorporated, who is assisting in this solicitation, at the address and telephone numbers set forth below, and on the back cover of this proxy statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders Call Toll-Free at: (877) 456-3510

Banks and Brokers Call Collect at: (212) 750-5833

Additional information can be found at:

www.fixmyfund.com

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our interests are aligned with yours

We believe that the election proposal and approval of the stockholder proposal described herein represent the best means for Tri-Continental’s stockholders to maximize the value of their Shares. Western Investment and the other participants, as one of the largest groups of stockholders of Tri-Continental, shares your interest in the maximization of the value of the Shares. Our interests are aligned with the interests of all stockholders. Western Investment believes that the Nominees together have extensive experience in private and public investment, corporate governance and business management and a history of outstanding investment records and, if elected, the Nominees will work to influence the Tri-Continental Board to take all actions necessary to maximize the value of your Shares.

Tri-Continental’s stock has underperformed the market on a long-term basis

A comparison of Tri-Continental’s net asset value (“NAV”) performance measured against the Standard & Poors 500 (the “S&P 500”) index makes for unhappy reading for Tri-Continental stockholders. The table below measures Tri-Continental’s annual NAV performance against the S&P 500 index since 1994 (assuming a $100 investment on December 31, 1994).

[CHART

A HISTORY OF UNDERPERFORMANCE]

[The chart plots the relative performance of two notional $100 investments on December 31, 1994: one $100 invested in the S&P 500 index and the other $100 invested in Tri-Continental (with reinvestment of capital gains & dividends) with an initial $100 net asset value. The chart has a vertical axis and a horizontal axis. The chart contains the data points contained in the table below.]

December 31	Tri-Continental NAV	S&P 500 Index

1994	$100.00	$100.00
1995	$130.80	$137.58
1996	$158.86	$169.17
1997	$201.19	$225.60
1998	$253.10	$290.08
1999	$280.11	$351.11
2000	$256.88	$319.16
2001	$230.68	$281.21
2002	$169.90	$219.07
2003	$213.80	$281.92
2004	$242.36	$312.59
2005	$248.81	$327.94

Tri-Continental’s NAV return has underperformed the S&P 500 index in eight of the last eleven years. Since 1994, the S&P 500 index has appreciated approximately 228% while an investment in Tri-Continental has only increased approximately 149%.

The table below shows the annual percentage amount since 1995 by which Tri-Continental’s NAV return either fell short of the S&P 500 index return (negative return in parenthesis) or exceeded the S&P 500 index return.

Percentage Amount by which the Tri-Continental NAV Return fell short or exceeded the S&P 500 Index Return as of December 31,

1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

(6.78%)	(1.51%)	(6.71%)	(2.78%)	(10.37%)	0.81%	1.69%	(4.25%)	(2.85%)	2.48%	(2.25%)

We find it troubling that for each year other than 2000, 2001 and 2004, Tri-Continental’s NAV return has underperformed the S&P 500 index. Western Investment is particularly troubled that the active management of the Company’s manager, J. & W. Seligman & Co. Incorporated (“Seligman”), has produced such inferior NAV returns to those available by investment in the S&P 500 index which requires little, if any, management.

The investment strategy used by the Company since 1995 has failed to meet its stated goals of selecting investments that offered the best opportunities for good long-term growth. Using the S&P 500 index as a benchmark, Tri-Continental investors have not experienced the level of capital appreciation and long-term future growth that the 1995 change in strategy heralded. One would have thought that, faced with such returns, Tri-Continental would have reevaluated its investment strategy and adopted strategies that might at least offer a return comparable to that offered by the S&P 500 index. Instead, it seems that Tri-Continental’s management is unconcerned by the very disappointing returns offered to Tri-Continental stockholders as it has not indicated any intent to take the sort of long overdue vigorous steps that are required to improve its portfolio’s performance.

Management’s investment policies have resulted in a persistent double-digit NAV discount

Tri-Continental’s investment policies have resulted in the Tri-Continental share price trading at a persistent double-digit discount to the per share net asset value (the “NAV discount”). The NAV discount is the amount by which the Company’s per share market price is less than the per share NAV, expressed as a percentage of the NAV. The scale of the NAV discount, at least 14% each year since 1995, offers an objective verdict of investors’ confidence in the ability of the Company’s current management. While a NAV discount could be due to factors unrelated to management’s investment policies and judgment, the persistence of a double-digit NAV discount for such a sustained period leads one to conclude that the NAV discount is directly attributable to the market’s view of the Company’s management and management’s inability or unwillingness to realize returns commensurate with the value of assets under its management. Western Investment firmly believes that Company stockholders will continue to be denied the full value of their investment so long as the Tri-Continental Board grants management the freedom to pursue its current policies.

The table below shows the discount of the Company’s year-end stock price to the Company’s year-end NAV since 1995.

December 31	NAV Discount
1995	-18%
1996	-18%
1997	-17%
1998	-16%
1999	-15%
2000	-18%
2001	-14%
2002	-16%
2003	-16%
2004	-16%
2005	-16%

The persistence and scale of the NAV discount is especially damaging to those long-term Tri Continental stockholders who may need to cash out their Tri-Continental investment in order to meet their retirement living needs. A survey of stockholders in the Company’s annual report for the year ended December 31, 2004 reported that over 75% of the stockholders surveyed were aged 65 or older. Company stockholders who are seniors may wish to realize their Tri-Continental investment in the near term. However, the presence of a steep NAV discount means that these stockholders cannot receive the full value of their investment. Tri-Continental should be managed with the best interests of its stockholders in mind, including the interests of its large senior investor base.

All of the current members of Tri-Continental Board hold positions with Tri-Continental’s investment manager

Despite the less than stellar returns, Tri-Continental has continued to retain Seligman to manage its assets and has continued to pay to Seligman a monthly fee calculated as a percentage of the Company’s daily net assets managed by Seligman. All nine current members of the Tri-Continental Board, including the three incumbent directors whose terms expire on the date of the annual meeting, also hold director or trustee positions with 24 other Seligman-affiliated funds, and received fees or salaries for such service. We believe the directors’ positions with Seligman presents a serious conflict of interest.

Perhaps these conflicts of interest can explain why the current Tri-Continental Board has not been sufficiently demanding or critical of the performance of Seligman in its management of Tri-Continental’s portfolio of assets. We do not understand why the Tri-Continental Board allows Seligman to collect its Tri-Continental management fee based on the value of assets under its management and not by some other more significant benchmarks, such as the elimination of the NAV discount and the generation of superior investment returns. We are concerned that the Tri-Continental Board does not have the necessary motivation to enact the sort of aggressive measures necessary to unlock the value trapped by the NAV discount. We are particularly concerned that the fund managers for Tri-Continental have been replaced an unbelievable four times in the past 10 years.

Tri-Continental should immediately undertake specific measures to reduce or close the NAV discount

For years, the NAV discount has denied Tri-Continental investors the full value of their investment. Tri-Continental’s current management has shown no inclination to take the sort of simple actions that would likely reduce or close the NAV discount. Western Investment urges Tri-Continental to immediately take one or more of the following actions to reduce or close the NAV discount:

•	convert Tri-Continental to an open-ended mutual fund;
•	adopt a plan of dissolution and liquidation and distribute Tri-Continental’s net assets to its stockholders; or
•	institute significant share buybacks or self-tender offers in cases where Tri-Continental’s stock is trading at a 5% NAV discount or greater.

To date, current Tri-Continental management has not undertaken any of the above actions. The limited buybacks that Tri-Continental has had in place since November 1998, approximately 5% per year, have clearly not been effective in closing the NAV discount. The lack of determined action on the part of Tri-Continental’s current management causes one to conclude that Tri-Continental’s management is unconcerned with the persistently poor returns on investments in Tri-Continental and that maximizing stockholder value is not their foremost concern.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. This information has been furnished to Western Investment by the Nominees. The Nominees are citizens of the United States of America.

Arthur D. Lipson (Age 62) has been the sole managing member of WILLC, a Delaware limited liability company that acts as the general partner and managing member, as the case may be, of Western Investment, WIAP and Western Investment Institutional Partners LLC since May 1997. The principal business of Western Investment and WIAP is acquiring, holding and disposing of investments in various companies. Mr. Lipson has experience in sales & trading and research, including heading all fixed income research for Lehman Brothers and for Paine Webber, was a known leader in the industry, and created, among other things, the Lehman Brothers bond indices. Mr. Lipson received a Masters of Science from Columbia University and a Bachelor of Science from the California Institute of Technology. The business address of Mr. Lipson is c/o Western Investment LLC, 2855 E. Cottonwood Parkway, Suite 110, Salt Lake City, UT 84121. Mr. Lipson beneficially owns 4,607,016 Common Shares consisting of 1,001 Common Shares held directly by Mr. Lipson and 4,606,015 Common Shares beneficially owned by WILLC. Mr. Lipson may be deemed to beneficially own the 4,606,015 Common Shares beneficially owned by WILLC by virtue of his ability to vote and dispose such shares as the sole managing member of WILLC. For information regarding purchases and sales during the past two years of securities of Tri-Continental that are now or were once deemed to be beneficially owned by WILLC, see Schedule I to this proxy statement.

Paul DeRosa (Age 64) has been a principal of Mt. Lucas Management Corporation, an asset management company, since November 1998. From March 1988 to July 1995, he served as Managing Director of Eastbridge Capital Inc., a bond trading company. From July 1986 to March 1988, he served as Senior Vice President of the Capital Markets Division of E.F. Hutton Inc. Prior to such time he served in various capacities with Citibank NA, including as a Division Head and Vice President of Citicorp Investment Bank. Mr. DeRosa is currently a director of Intervest Bancshares Corporation, a financial holding company. Mr. DeRosa received a Ph.D. in Economics from Columbia University. The business address of Mr. DeRosa is c/o MT Lucas, LLC, 730 Fifth Avenue, New York, NY 10019. As of the date hereof, Mr. DeRosa did not beneficially own any securities of Tri-Continental. Mr. DeRosa has not purchased or sold any securities of Tri-Continental during the past two years.

Marlene A. Plumlee (Age 48) has been a Professor of Accounting at the University of Utah since 1997. Dr. Plumlee received a Ph.D. in Business Administration (Accounting Emphasis) from the University of Michigan. The business address of Dr. Plumlee is c/o University of Utah, School of Accounting and Information Systems, 1645 E. Campus Center Drive, Salt Lake City, UT 84112. As of the date hereof, Dr. Plumlee did not beneficially own any securities of Tri-Continental. Dr. Plumlee has not purchased or sold any securities of Tri-Continental during the past two years.

There can be no assurance that the actions our Nominees intend to take as described above will be implemented if they are elected or that the election of our Nominees will improve the Company’s business or otherwise enhance stockholder value. Your vote to elect the Nominees does not constitute a vote in favor of our value enhancing plans for Tri-Continental. Your vote to elect the Nominees will have the legal effect of replacing three incumbent directors of Tri-Continental with our Nominees.

The Nominees will not receive any compensation from Western Investment for their services as directors of Tri-Continental. Other than as stated herein, there are no arrangements or understandings between Western Investment and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Nominees to be named in this proxy statement and to serve as a director of Tri-Continental if elected as such at the annual meeting. None of the Nominees is a party adverse to Tri-Continental or any of its subsidiaries or has a material interest adverse to Tri-Continental or any of its subsidiaries in any material pending legal proceedings.

Western Investment does not expect that the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy cards will be voted for substitute nominees. In addition, Western Investment reserves the right to nominate substitute persons if Tri-Continental makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees. In any such case, Shares represented by the enclosed GOLD proxy cards will be voted for such substitute nominees. Western Investment reserves the right to nominate additional persons if Tri-Continental increases the size of the Tri-Continental Board above its existing size or increases the number of directors whose terms expire at the annual meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Western Investment that any attempt to increase the size of the current Tri-Continental Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of Tri-Continental’s corporate machinery.

YOU ARE URGED TO VOTE FOR THE ELECTION PROPOSAL ON THE ENCLOSED GOLD PROXY CARDS.

PROPOSAL NO. 2

TRI-CONTINENTAL PROPOSAL TO RATIFY SELECTION OF COMPANY AUDITORS

As discussed in further detail in the Company’s proxy statement, prior to the annual meeting, the Audit Committee of the Tri-Continental Board selected Deloitte & Touche LLP, the independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2006. Tri-Continental is asking stockholders to ratify the selection of Deloitte & Touche LLP as auditors of the Company for 2006.

Western Investment does not object to the auditor selection proposal.

PROPOSAL NO. 3

STOCKHOLDER PROPOSAL FOR COMPANY TO ADOPT CUMULATIVE VOTING IN THE ELECTION OF THE COMPANY’S BOARD OF DIRECTORS

In the Company’s proxy statement, Tri-Continental disclosed that a Tri-Continental stockholder, which it did not name, submitted a proposal for inclusion in the Company’s proxy statement at the annual meeting. This stockholder proposal requests that the Tri-Continental Board take the necessary steps to provide for cumulative voting in the election of the Company’s board of directors. Western Investment recommends that all stockholders read this proposal and its supporting arguments carefully. Western Investment supports the cumulative voting proposal.

Western Investment is not affiliated with this proposing stockholder and is acting alone, and not in concert with this proposing stockholder, in its solicitation of stockholders to vote for the cumulative voting proposal.

YOU ARE URGED TO VOTE FOR THE CUMULATIVE VOTING PROPOSAL, RECOMMENDING THAT THE TRI-CONTINENTAL BOARD TAKE THE NECESSARY STEPS TO PROVIDE FOR CUMULATIVE VOTING IN THE ELECTION OF THE COMPANY’S BOARD OF DIRECTORS, ON THE ENCLOSED GOLD PROXY CARDS.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the record date will be entitled to notice of and to vote at the annual meeting. Each Common Share is entitled to one vote. Each Preferred Share is entitled to two votes. Stockholders who sell Shares before the record date (or acquire them without voting rights after the record date) may not vote such Shares. Stockholders of record on the record date will retain their voting rights in connection with the annual meeting even if they sell such Shares after the record date. Based on publicly available information, Western Investment believes that the only outstanding classes of securities of Tri-Continental entitled to vote at the annual meeting are the Common Shares and the Preferred Shares.

Shares represented by properly executed GOLD proxy cards will be voted at the annual meeting as marked and, in the absence of specific instructions, will be voted FOR the election proposal, FOR the auditor selection proposal, and FOR the cumulative voting proposal described in this proxy statement, and in the discretion of the person named as proxy on all other matters as may properly come before the annual meeting.

We are asking you to vote FOR our election proposal, FOR the auditor selection proposal, and FOR the cumulative voting proposal described in this proxy statement. The enclosed GOLD proxy cards may only be voted for our Nominees and do not confer voting power with respect to the Company’s nominees. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. The participants in this solicitation intend to vote all of their Shares for our election proposal, for the auditor selection proposal, and for the cumulative voting proposal described in this proxy statement and will not vote their Shares in favor of any of Tri-Continental’s director nominees.

QUORUM

In order to conduct any business at the annual meeting, a quorum must be present in person or represented by valid proxies. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting constitutes a quorum. All Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” (or “WITHHOLD” in the case of election of directors) on any matter will count for purposes of establishing a quorum and will be treated as Shares entitled to be voted at the annual meeting.

VOTES REQUIRED FOR APPROVAL

Election of Directors. The Company’s amended and restated bylaws require each director to be elected by the affirmative vote of the holders of a majority of the Shares.

Auditor Selection Proposal. Neither the Company’s amended and restated charter nor its amended and restated bylaws require that the Company’s stockholders ratify the selection of Deloitte & Touche LLP as the Company’s auditors. The Company’s proxy statement states that the Tri-Continental Board is submitting this matter to the Tri-Continental stockholders as a matter of good corporate practice. The vote required is the affirmative vote of a majority of the votes cast at the annual meeting.

Cumulative Voting Proposal. The cumulative voting proposal will not be adopted unless the votes cast in its favor exceed the votes cast against it. The Company’s proxy statement states that the adoption of the cumulative voting proposal would not in itself result in any action, but would simply amount to a request for action by the Tri-Continental Board and that in order to implement the proposal, the Tri-Continental Board would need to approve an amendment to the Company’s charter providing for cumulative voting and the amendment would then have to be submitted to the Company’s stockholders for approval by two-thirds of the Shares outstanding.

ABSTENTIONS

Abstentions will be counted for the purpose of determining whether a quorum is present. Abstentions will not be counted as votes cast on any proposal set forth in this proxy statement. Accordingly, abstentions will have the effect of a vote against the election proposal and will have no effect on the results of the auditor selection proposal and the cumulative voting proposal.

REVOCATION OF PROXIES

Stockholders of Tri-Continental may revoke their proxies at any time prior to exercise by attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Western Investment in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement or to Tri-Continental at 100 Park Avenue, New York, New York 10017 or any other address provided by Tri-Continental. Although a revocation is effective if delivered to Tri-Continental, Western Investment requests that either the original or photostatic copies of all revocations be mailed to Western Investment in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement so that Western Investment will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding Shares. Additionally, Innisfree M&A Incorporated may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees and approval of the other proposals described herein.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE TRI-CONTINENTAL BOARD OR FOR THE OTHER PROPOSALS DESCRIBED IN THIS PROXY STATEMENT, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED COMMON STOCK GOLD PROXY CARD, IF YOU OWN COMMON STOCK, AND THE ENCLOSED PREFERRED STOCK GOLD PROXY CARD, IF YOU OWN PREFERRED STOCK IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this proxy statement is being made by Western Investment. Proxies may be solicited by mail, facsimile, telephone, telegraph, in person and by advertisements. Western Investment will not solicit proxies via the Internet.

Western Investment has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $_______.00, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Western Investment has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Western Investment will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Innisfree M&A Incorporated will employ approximately 25 persons to solicit Tri-Continental’s stockholders for the annual meeting.

The entire expense of soliciting proxies is being borne by WILLC pursuant to the terms of the Joint Filing and Solicitation Agreement described below. Costs of this solicitation of proxies are currently estimated to be approximately $______.00. Western Investment estimates that through the date hereof, its expenses in connection with this solicitation are approximately $______.00.

OTHER PARTICIPANT INFORMATION

Each member of the Group is a participant in this solicitation. Arthur D. Lipson is the managing member of WILLC, a Delaware limited liability company. WILLC is the general partner and managing member of Western Investment and WIAP, a Delaware limited liability company, respectively. The principal business of Western Investment and WIAP is acquiring, holding and disposing of investments in various companies. The principal business address of Mr. Lipson Western Investment and WIAP is c/o Western Investment LLC, 2855 E. Cottonwood Parkway, Suite 110, Salt Lake City, UT 84121. The principal business address of Mr. DeRosa is c/o MT Lucas, LLC, 730 Fifth Avenue, New York, NY 10019. The principal business address of Dr. Plumlee is c/o University of Utah, School of Accounting and Information Systems, 1645 E. Campus Center Drive, Salt Lake City, UT 84112. An affiliate of Western Investment, Western Investment Institutional Partners LLC, has previously owned Common Shares and initially was a member of the Group but no longer beneficially owns any Common Shares as of the close of business on January 4, 2006 and it ceased to be a member of the Group upon the filing of the related Schedule 13D.

As of the date of this proxy statement, Western Investment and WIAP beneficially owned 1,349,715 and 3,256,300 Common Shares, respectively, constituting approximately 1.2% and 2.9%, respectively, of the Common Shares. Mr. Lipson directly owned 1,001 Common Shares, constituting less than 1% of the Common Shares. As the general partner or managing member, as the case may be, of Western Investment and WIAP, WILLC may be deemed to beneficially own the 4,606,015 Common Shares owned in the aggregate by Western Investment and WIAP. As the managing member of WILLC, Mr. Lipson may be deemed to beneficially own the 4,606,015 Common Shares beneficially owned by WILLC, in addition to the 1,001 Common Shares owned directly by Mr. Lipson. Currently, Mr. DeRosa and Dr. Plumlee do not beneficially own any Shares.

Messrs. Franzblau, Ferguson and Dunmire are managing members of BPM, a Delaware limited liability company. BPM is the managing member of BPIP, a Delaware limited liability company. PPNW, a Washington corporation, is the managing member of BPP, a Delaware limited liability company. Messrs. Ferguson and Dunmire are the sole officers and directors of BPP. The principal business address of BPIP, BPM, BPP, PPNW, Mr. Franzblau, Mr. Ferguson and Mr. Dunmire is 820 A Street, Suite 700, Tacoma, WA 98402.

As of the date of this proxy statement, BPIP and BPP beneficially owned 1,371,250 and 1,303,475 Common Shares, respectively, constituting approximately 1.2% and 1.2%, respectively, of the Common Shares. As the managing member of BPIP, BPM may be deemed to beneficially own the 1,371,250 Common Shares owned by BPIP. As the managing members of BPM, Messrs. Franzblau, Ferguson and Dunmire may be deemed to beneficially own the 1,371,250 Common Shares beneficially owned by BPM. As the managing member of BPP, PPNW may be deemed to beneficially own the 1,303,475 Common Shares owned by BPP. As the sole officers and directors of PPNW, Messrs. Ferguson and Dunmire may be deemed to beneficially own the 1,303,475 Common Shares beneficially owned by PPNW.

WILLC provides recommendations from time to time to BPIP and BPP with respect to purchases and sales of Common Shares of the Company, pursuant to an oral agreement between WILLC and BPIP, and between WILLC and BPP. Each of Western Investment, WILLC, Mr. Lipson and WIAP disclaim beneficial ownership of the Common Shares beneficially owned by BPIP, BPP, BPM, PPNW, Mr. Franzblau, Mr. Ferguson and Mr. Dunmire. Each of BPIP, BPM and Mr. Franzblau disclaim beneficial ownership of the Common Shares beneficially owned by the other members of the Group. Each of BPP and PPNW disclaim beneficial ownership of the Common Shares beneficially owned by the other members of the Group. Each of Mr. Ferguson and Mr. Dunmire disclaim beneficial ownership of the Common Shares beneficially owned by the other members of the Group, with the exception of BPIP, BPM, BPP and PPNW.

Each of WILLC and Mr. Lipson is deemed to have sole voting and dispositive power over the Common Shares reported as beneficially owned by Western Investment and WIAP by virtue of their respective positions described above. Each of BPM, Mr. Franzblau, Mr. Ferguson and Mr. Dunmire is deemed to have sole voting and dispositive power over the Common Shares beneficially owned by BPIP by virtue of their respective positions described above. Each of PPNW, Mr. Ferguson and Mr. Dunmire is deemed to have sole voting and dispositive power over the Common Shares reported as beneficially owned by BPP by virtue of their respective positions described above. Neither Western Investment, WILLC, Mr. Lipson nor WIAP has voting or dispositive control over the Common Shares beneficially owned by BPIP, BPP, BPM, PPNW, Mr. Franzblau, Mr. Ferguson or Mr. Dunmire. Neither BPIP, BPM nor Mr. Franzblau has voting or dispositive control over the Common Shares beneficially owned by the other participants. Neither BPP nor PPNW has voting or dispositive control over the Common Shares beneficially owned by the other participants. Neither Mr. Ferguson nor Mr. Dunmire has voting or dispositive control over the Common Shares beneficially owned by Western Investment, WILLC, WIAP or Mr. Lipson.

For information regarding purchases and sales of securities of Tri-Continental during the past two years by Western Investment, Mr. Lipson, WILLC, WIAP, Mr. DeRosa, Dr. Plumlee, BPIP, BPM, BPP, PPNW, Mr. Franzblau, Mr. Ferguson, Mr. Dunmire and affiliates of Western Investment that no longer own any Shares, see Schedule I to this proxy statement.

On January 6, 2006, the members of the Group entered into a Joint Filing and Solicitation Agreement in which, among other things, (a) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of Tri-Continental to the extent required by applicable law, (b) the parties agreed to solicit proxies or written consents for the election of the Nominees, or any other person(s) nominated by Western Investment and Mr. Lipson, to the Tri-Continental Board at the annual meeting (the “Solicitation”), and (c) WILLC agreed to bear all expenses incurred in connection with the Group’s activities, including approved expenses incurred by any of the parties in connection with the Solicitation, subject to certain limitations. WILLC intends to seek reimbursement from Tri-Continental of all expenses it incurs in connection with the Solicitation. WILLC does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

Except as set forth in this proxy statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of Tri-Continental; (iii) no participant in this solicitation owns any securities of Tri-Continental which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of Tri-Continental during the past two years; (v) no part of the purchase price or market value of the securities of Tri-Continental owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of Tri-Continental, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of Tri-Continental; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Tri-Continental; (ix) no participant in this solicitation or any of his/its associates was a party to any transaction, or series of similar transactions, since the beginning of Tri-Continental’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which Tri-Continental or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000; (x) no participant in this solicitation or any of his/its associates has any arrangement or understanding with any person with respect to any future employment by Tri-Continental or its affiliates, or with respect to any future transactions to which Tri-Continental or any of its affiliates will or may be a party; and (xi) no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the annual meeting.

OTHER MATTERS AND ADDITIONAL INFORMATION

Western Investment is unaware of any other matters to be considered at the annual meeting. However, should other matters, which Western Investment is not aware of a reasonable time before this solicitation, be brought before the annual meeting, the person named as a proxy on the enclosed GOLD proxy cards will vote on such matters in their discretion.

Western Investment has omitted from this proxy statement certain disclosure required by applicable law that is already included in the Company’s proxy statement. This disclosure includes, among other things, biographical information on Tri-Continental’s directors and executive officers, information concerning executive compensation, an analysis of cumulative total returns on an investment in Shares during the past five years and procedures for submitting proposals for inclusion in the Company’s proxy statement at the next annual meeting. Stockholders should refer to the Company’s proxy statement in order to review this disclosure.

See Schedule II of this proxy statement for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the management of Tri-Continental.

The information concerning Tri-Continental contained in this proxy statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

WESTERN INVESTMENT HEDGED PARTNERS L.P.

February ___, 2006

SCHEDULE I

TRANSACTIONS IN SECURITIES OF TRI-CONTINENTAL

DURING THE PAST TWO YEARS

TRANSACTIONS IN THE COMMON STOCK OF TRI-CONTINENTAL

Transaction	Quantity	Date	Price ($)

Western Investment Hedged Partners L.P.
Buy	8,700	10/04/04	16.9404
Buy	8,200	10/05/04	16.8862
Buy	12,300	10/06/04	16.9110
Buy	14,600	10/07/04	16.8854
Buy	3,000	10/08/04	16.7602
Buy	6,100	10/12/04	16.6721
Buy	1,500	10/13/04	16.7425
Buy	400	10/19/04	16.4910
Buy	13,000	10/20/04	16.3751
Buy	13,500	10/21/04	16.5128
Buy	18,600	10/22/04	16.5008
Buy	3,100	10/25/04	16.3207
Buy	21,900	10/26/04	16.5234
Buy	17,500	10/27/04	16.6873
Buy	12,800	10/28/04	16.8541
Buy	300	10/29/04	16.9352
Buy	27,500	11/01/04	16.9027
Buy	32,600	11/02/04	17.0161
Buy	8,300	11/02/04	16.9971
Buy	4,000	11/12/04	17.6973
Buy	5,000	11/15/04	17.7822
Buy	36,400	12/15/04	18.0468
Buy	8,400	12/27/04	18.1645
Buy	12,200	12/28/04	18.1363
Buy	16,000	12/31/04	18.2800
Buy	62,900	12/31/04	18.2800
Buy	700	01/10/05	17.9328
Buy	2,600	01/11/05	17.8423
Buy	3,000	01/13/05	17.6618
Buy	10,900	01/14/05	17.7564
Buy	17,500	01/18/05	17.7912
Buy	9,600	01/19/05	17.8072
Buy	2,000	01/21/05	17.6535
Buy	2,500	01/24/05	17.4681
Buy	200	01/27/05	17.5835
Buy	10,600	01/28/05	17.5634
Buy	7,500	01/31/05	17.6454
Buy	6,900	02/02/05	17.7666
Buy	24,400	04/18/05	17.2760

Buy	11,500	04/19/05	17.3535
Buy	10,700	04/20/05	17.1833
Buy	17,900	05/20/05	17.8302
Buy	13,800	05/23/05	17.9107
Buy	11,300	05/24/05	17.8940
Buy	26,500	05/25/05	17.8479
Buy	56,400	05/26/05	17.9034
Buy	5,300	05/27/05	17.9496
Buy	1,700	05/27/05	17.9585
Buy	2,000	06/03/05	18.0011
Sell	1,000	07/18/05	18.2707
Sell	1,300	07/21/05	18.4107
Buy	400	07/29/05	18.4800
Buy	2,300	10/04/05	18.2565
Buy	19,000	10/05/05	18.1118
Buy	30,400	10/06/05	17.9522
Buy	17,200	10/07/05	17.9067
Buy	1,800	10/10/05	17.8944
Buy	300	10/11/05	17.8200
Buy	2,700	10/12/05	17.6804
Buy	100	10/13/05	17.6200
Buy	27,600	10/14/05	17.6910
Buy	31,800	10/17/05	17.7842
Buy	59,800	10/18/05	17.8096
Buy	95,300	10/19/05	17.8047
Buy	5,400	10/20/05	17.9100
Buy	47,200	10/21/05	17.7650
Buy	76,500	10/24/05	17.8869
Buy	7,300	10/25/05	17.9377
Buy	8,200	10/26/05	17.9571
Buy	500	10/27/05	17.8360
Buy	11,300	10/28/05	17.8881
Buy	12,400	10/31/05	18.0410
Buy	5,900	11/02/05	18.1234
Buy	1,400	11/08/05	18.2100
Buy	6,800	11/09/05	18.2501
Buy	1,000	12/01/05	18.7680
Buy	315	12/02/05	18.7100
Buy	500	12/27/05	18.7300
Buy	15,100	12/27/05	18.7342
Buy	3,800	12/29/05	18.6602
Sell	400,000	01/06/06	19.1589

Western Investment Institutional Partners LLC
Buy	6,500	02/10/04	17.2815
Buy	26,500	02/10/04	17.2812
Buy	22,600	02/11/04	17.4326
Buy	7,100	02/13/04	17.4293

Buy	2,300	02/14/04	17.4365
Buy	34,000	02/15/04	17.4559
Buy	21,300	02/18/04	17.4872
Buy	16,900	02/19/04	17.4747
Buy	10,100	02/20/04	17.3394
Buy	6,000	02/21/04	17.2513
Buy	3,000	02/24/04	17.2533
Buy	28,000	02/25/04	17.3117
Buy	38,400	02/26/04	17.3473
Buy	40,500	02/27/04	17.4350
Buy	16,800	03/01/04	17.5171
Buy	49,600	03/02/04	17.5557
Buy	44,900	03/03/04	17.5540
Buy	1,700	03/09/04	17.4459
Buy	200	03/11/04	17.1300
Buy	5,000	03/12/04	17.0758
Buy	8,000	03/15/04	17.0413
Buy	9,600	03/16/04	17.0139
Buy	3,000	03/17/04	17.1406
Buy	100	03/18/04	17.2200
Buy	2,300	03/19/04	17.0443
Buy	2,300	03/22/04	16.8043
Buy	2,300	03/26/04	16.9443
Buy	4,800	03/29/04	17.1034
Buy	1,400	03/30/04	17.1614
Buy	5,000	03/31/04	17.1900
Buy	7,300	03/31/04	17.1637
Buy	13,400	04/01/04	17.2599
Buy	4,800	04/02/04	17.3284
Buy	12,200	04/05/04	17.3588
Buy	3,000	04/06/04	17.3456
Buy	3,000	04/08/04	17.4833
Buy	4,900	04/15/04	17.0487
Buy	8,400	04/20/04	17.1703
Buy	12,200	04/23/04	17.1780
Buy	7,400	04/26/04	17.1802
Buy	8,000	04/27/04	17.1946
Buy	8,100	10/05/04	16.8862
Buy	12,300	10/06/04	16.9117
Buy	5,300	12/03/04	17.9389
Buy	11,900	12/07/04	17.8839
Buy	15,000	12/08/04	17.7830
Buy	14,100	12/09/04	17.8686
Buy	3,000	12/10/04	17.8785
Buy	3,000	12/10/04	17.8585
Buy	42,600	12/10/04	17.8571
Buy	21,100	12/13/04	17.9713
Buy	70,000	12/15/04	18.0466

Buy	3,200	12/22/04	18.0429
Buy	6,400	12/23/04	18.1597
Buy	42,000	12/27/04	18.1635
Buy	22,500	12/29/04	18.1905
Buy	6,000	12/30/04	18.2264
Buy	4,300	12/30/04	18.2279
Buy	400	12/31/04	18.2835
Sell	5,300	03/29/05	17.6185
Sell	11,900	03/29/05	17.6185
Sell	15,000	03/29/05	17.6185
Sell	14,100	03/29/05	17.6185
Sell	42,600	03/29/05	17.6185
Sell	21,100	03/29/05	17.6185
Sell	10,000	03/29/05	17.6185
Sell	1,300	07/21/05	18.4107
Sell	116,300	01/04/06	18.8591
Sell	716,200	01/04/06	18.8593

Western Investment Activism Partners LLC
Buy	2,100	11/02/04	17.0084
Buy	8,500	11/03/04	17.1680
Buy	5,600	11/04/04	17.2500
Buy	52,400	11/04/04	17.3245
Buy	27,600	11/05/04	17.5197
Buy	30,500	11/05/04	17.5075
Buy	700	11/08/04	17.5028
Buy	9,200	11/10/04	17.5350
Buy	5,500	11/11/04	17.5808
Buy	7,500	11/12/04	17.7413
Buy	15,900	11/12/04	17.6966
Buy	19,300	11/15/04	17.7817
Buy	5,400	11/23/04	17.5320
Buy	5,500	12/03/04	17.9445
Buy	8,700	12/06/04	17.8893
Buy	27,100	12/06/04	17.8657
Buy	24,000	12/08/04	17.7823
Buy	20,900	12/13/04	17.9710
Buy	1,800	12/14/04	18.0085
Buy	9,100	12/14/04	18.0289
Buy	3,000	12/16/04	18.1185
Buy	5,400	12/16/04	18.0866
Buy	7,100	12/17/04	18.0631
Buy	9,000	12/23/04	18.1587
Buy	61,000	12/28/04	18.2007
Buy	30,200	12/29/04	18.1908
Buy	6,000	01/03/05	18.2943
Buy	6,000	01/04/05	17.8693
Buy	3,000	02/03/05	17.6802

Buy	9,200	02/04/05	17.7951
Buy	3,600	02/07/05	17.9199
Buy	3,000	02/09/05	17.9302
Sell	300	02/09/05	17.9242
Buy	5,400	02/15/05	18.0863
Buy	198,000	01/03/06	18.6467
Buy	832,500	01/04/06	18.8603
Buy	52,500	01/04/06	18.8811
Buy	14,300	01/05/06	18.9374
Sell	4,200	01/05/06	18.9800
Buy	400,000	01/06/06	19.1605
Buy	1,161,000	01/06/06	19.3298
Buy	164,900	01/06/06	19.1342
Sell	1,600	01/06/06	19.1394

Western Investment Total Return Master Fund Ltd.
Buy	44,900	09/27/04	16.4402
Sell	5,700	12/31/04	18.2796
Sell	3,000	12/31/04	18.2796
Sell	1,000	12/31/04	18.2796
Sell	2,100	12/31/04	18.2796
Sell	500	12/31/04	18.2796
Sell	500	12/31/04	18.2796
Sell	600	12/31/04	18.2796
Sell	1,300	12/31/04	18.2796
Sell	500	12/31/04	18.2796
Sell	400	12/31/04	18.2796
Sell	400	12/31/04	18.2796
Sell	1,000	12/31/04	18.2800
Sell	1,700	12/31/04	18.2800
Sell	2,600	12/31/04	18.2800
Sell	500	12/31/04	18.2800
Sell	1,500	12/31/04	18.2800
Sell	1,200	12/31/04	18.2800
Sell	800	12/31/04	18.2800
Sell	2,000	12/31/04	18.2800
Sell	1,200	12/31/04	18.2800
Sell	2,800	12/31/04	18.2800
Sell	500	12/31/04	18.2800
Sell	1,700	12/31/04	18.2800
Sell	500	12/31/04	18.2800
Sell	44,900	12/31/04	18.2800

Benchmark Plus Partners, L.L.C.
Buy	1,100	09/07/04	16.6800
Buy	1,900	09/08/04	16.6700
Buy	24,900	09/09/04	16.6491
Buy	20,300	09/13/04	16.7549

Buy	17,200	09/14/04	16.7595
Buy	5,300	09/15/04	16.6670
Buy	9,700	09/16/04	16.6727
Buy	12,700	09/20/04	16.7035
Buy	11,900	09/21/04	16.7356
Buy	300	09/22/04	16.6100
Buy	100	09/23/04	16.5100
Buy	17,100	09/24/04	16.5025
Buy	18,800	09/27/04	16.4260
Buy	17,100	09/28/04	16.4936
Buy	7,000	09/29/04	16.5233
Buy	36,800	09/30/04	16.5586
Buy	32,900	10/01/04	16.7452
Buy	1,900	10/25/04	16.3500
Buy	10,600	10/26/04	16.5300
Buy	11,000	10/27/04	16.7375
Buy	14,400	11/22/04	17.6445
Buy	9,600	11/23/04	17.6415
Buy	11,700	11/24/04	17.7291
Buy	10,300	11/26/04	17.8250
Buy	3,500	11/29/04	17.8229
Buy	3,400	11/30/04	17.7088
Buy	12,700	12/14/04	18.0650
Buy	9,000	02/15/05	18.1029
Buy	3,100	02/16/05	18.1014
Buy	16,625	02/17/05	18.0405
Buy	13,700	02/18/05	18.0168
Buy	29,500	02/22/05	17.8765
Buy	41,200	02/23/05	17.8677
Buy	19,600	02/24/05	17.9110
Buy	10,000	02/25/05	18.1343
Buy	13,200	02/28/05	18.0367
Buy	8,300	03/01/05	18.1270
Buy	18,700	03/02/05	18.1543
Buy	2,000	03/02/05	18.1300
Buy	800	03/03/05	18.1750
Buy	12,300	03/03/05	18.1712
Buy	15,400	03/04/05	18.3163
Buy	13,000	03/07/05	18.4154
Buy	10,900	03/08/05	18.3435
Buy	7,000	03/09/05	18.2186
Buy	4,000	03/10/05	18.1409
Buy	4,000	03/11/05	18.1417
Buy	4,900	03/14/05	18.0937
Buy	1,700	03/15/05	18.1881
Buy	2,900	03/23/05	17.5895
Buy	3,600	03/24/05	17.6830
Buy	11,300	03/28/05	17.6806

Buy	7,500	03/29/05	17.6043
Buy	11,900	03/30/05	17.6705
Buy	5,100	03/31/05	17.7907
Buy	3,900	04/01/05	17.6739
Buy	6,500	04/04/05	17.6396
Buy	4,300	04/05/05	17.8015
Buy	1,800	04/06/05	17.9002
Buy	2,500	04/07/05	17.9313
Buy	1,800	04/08/05	17.8366
Buy	3,100	04/11/05	17.7921
Buy	5,500	04/12/05	17.7106
Buy	2,500	04/13/05	17.7822
Buy	12,600	04/14/05	17.6489
Buy	5,700	04/15/05	17.4753
Buy	700	04/18/05	17.2760
Buy	26,400	04/21/05	17.3440
Buy	4,900	04/22/05	17.3303
Buy	31,700	04/25/05	17.4545
Buy	17,300	04/26/05	17.4420
Buy	17,800	04/27/05	17.2971
Buy	17,600	04/29/05	17.3154
Buy	3,600	05/02/05	17.4098
Buy	1,800	05/03/05	17.4200
Buy	7,200	05/04/05	17.5924
Buy	17,800	05/05/05	17.6490
Buy	5,000	05/06/05	17.6689
Buy	14,800	05/09/05	17.6438
Buy	20,500	05/10/05	17.5859
Buy	27,100	05/11/05	17.5609
Buy	33,600	05/12/05	17.5536
Buy	29,200	05/13/05	17.4242
Buy	58,400	05/16/05	17.4859
Buy	48,000	05/17/05	17.5502
Buy	10,700	05/18/05	17.7169
Buy	24,000	05/27/05	17.9496
Buy	19,700	05/31/05	17.8876
Buy	17,900	06/01/05	17.9896
Buy	1,900	06/02/05	17.9994
Buy	3,250	06/03/05	18.0011
Buy	500	06/07/05	18.0594
Buy	1,400	06/09/05	17.9495
Buy	4,700	06/10/05	17.9077
Buy	6,500	06/13/05	17.9750
Buy	5,500	06/14/05	17.9682
Buy	2,600	06/15/05	17.9993
Buy	5,200	06/16/05	18.0634
Buy	7,600	06/17/05	18.1829
Buy	6,200	06/20/05	18.1638

Buy	16,100	06/21/05	18.1730
Buy	17,000	06/22/05	18.1789
Buy	23,000	06/23/05	18.1218
Buy	5,000	06/24/05	17.9375
Buy	1,300	06/27/05	17.8266
Buy	4,100	07/05/05	17.8661
Buy	700	07/06/05	17.8917
Buy	3,000	07/07/05	17.8001
Buy	4,200	07/08/05	17.9972
Buy	4,900	07/11/05	18.1280
Buy	4,200	07/12/05	18.1842
Buy	9,800	07/13/05	18.1949
Buy	2,800	07/15/05	18.2989
Buy	2,600	07/20/05	18.3866
Buy	1,100	07/27/05	18.4300
Buy	5,700	07/28/05	18.5230
Buy	1,200	08/01/05	18.4268
Buy	5,000	08/02/05	18.5069
Buy	600	08/04/05	18.4879
Buy	3,200	08/09/05	18.4103
Buy	6,500	08/10/05	18.5466
Buy	800	08/11/05	18.4636
Buy	1,000	09/09/05	18.4800
Buy	3,000	09/19/05	18.2570

Benchmark Plus Institutional Partners, L.L.C.
Buy	17,000	03/10/05	18.1409
Buy	15,800	03/11/05	18.1417
Buy	19,400	03/14/05	18.0937
Buy	6,600	03/15/05	18.1881
Buy	200	03/16/05	17.9400
Buy	11,400	03/23/05	17.5895
Buy	14,600	03/24/05	17.6830
Buy	44,000	03/28/05	17.6806
Buy	29,800	03/29/05	17.6043
Buy	120,000	03/29/05	17.6209
Buy	47,700	03/30/05	17.6705
Buy	20,200	03/31/05	17.7907
Buy	15,400	04/01/05	17.6739
Buy	25,600	04/04/05	17.6396
Buy	17,200	04/05/05	17.8015
Buy	7,300	04/06/05	17.9002
Buy	10,200	04/07/05	17.9313
Buy	7,200	04/08/05	17.8366
Buy	12,500	04/11/05	17.7921
Buy	21,800	04/12/05	17.7106
Buy	9,900	04/13/05	17.7822
Buy	29,300	04/14/05	17.6489

Buy	22,700	04/15/05	17.4753
Buy	31,300	04/18/05	17.2760
Buy	8,000	04/21/05	17.3440
Buy	2,200	04/22/05	17.3303
Buy	10,600	04/25/05	17.4545
Buy	5,700	04/26/05	17.4420
Buy	6,000	04/27/05	17.2971
Buy	5,800	04/29/05	17.3154
Buy	1,200	05/02/05	17.4098
Buy	600	05/03/05	17.4200
Buy	1,800	05/04/05	17.5924
Buy	4,400	05/05/05	17.6490
Buy	1,200	05/06/05	17.6689
Buy	3,700	05/09/05	17.6438
Buy	5,100	05/10/05	17.5859
Buy	19,700	05/31/05	17.8876
Buy	17,900	06/01/05	17.9896
Buy	10,500	06/02/05	17.9994
Buy	4,250	06/03/05	18.0011
Buy	7,000	06/06/05	17.9114
Buy	3,000	06/07/05	18.0594
Buy	6,500	06/08/05	17.9800
Buy	7,700	06/09/05	17.9495
Buy	26,900	06/10/05	17.9077
Buy	36,600	06/13/05	17.9750
Buy	31,000	06/14/05	17.9682
Buy	14,600	06/15/05	17.9993
Buy	20,800	06/16/05	18.0634
Buy	31,300	06/17/05	18.1829
Buy	24,800	06/20/05	18.1638
Buy	64,500	06/21/05	18.1730
Buy	69,500	06/22/05	18.1789
Buy	84,300	06/23/05	18.1218
Buy	20,600	06/24/05	17.9375
Buy	5,100	06/27/05	17.8266
Buy	1,300	07/01/05	17.7731
Buy	16,600	07/05/05	17.8661
Buy	2,900	07/06/05	17.8917
Buy	11,100	07/07/05	17.8001
Buy	9,000	07/08/05	17.9972
Buy	19,500	07/11/05	18.1280
Buy	16,900	07/12/05	18.1842
Buy	39,000	07/13/05	18.1949
Buy	300	07/14/05	18.2800
Buy	11,300	07/15/05	18.2989
Buy	10,500	07/20/05	18.3866
Buy	3,300	07/27/05	18.4300
Buy	22,800	07/28/05	18.5230

Buy	4,800	08/01/05	18.4268
Buy	19,800	08/02/05	18.5069
Buy	700	08/03/05	18.4700
Buy	2,200	08/04/05	18.4879
Buy	12,800	08/09/05	18.4103
Buy	26,200	08/10/05	18.5466
Buy	3,100	08/11/05	18.4636
Buy	1,600	08/17/05	18.3700
Buy	1,400	08/18/05	18.3300
Buy	200	08/22/05	18.3900
Buy	200	09/06/05	18.2800
Buy	1,000	09/09/05	18.4800
Buy	600	09/16/05	18.3700
Buy	12,200	09/19/05	18.2570

Arthur D. Lipson
Buy	1,000	12/02/05	18.6900

SCHEDULE II

The following table is reprinted from the Company’s proxy statement filed with the

Securities and Exchange Commission on February 3, 2006

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth the beneficial ownership as of ___________, 2006 of (1) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, (2) each director and nominee for director of the Company, (3) each executive officer of the Company whose name appears on the summary compensation table below (the “Named Executive Officers”) and (4) all directors and executive officers of the Company as a group. Each person had sole or shared voting or dispositive powers with respect to such shares.

[Information to be provided once made available by the Company]

II-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many Shares you own, please give Western Investment your proxy FOR the election proposal, FOR the auditor selection proposal and FOR the cumulative voting proposal described in this proxy statement by taking three steps:

•	SIGNING the enclosed common stock GOLD proxy card, if you own common stock, and the enclosed preferred stock GOLD proxy card, if you own preferred stock,
•	DATING the enclosed relevant GOLD proxy card(s), and
•	MAILING the enclosed relevant GOLD proxy card(s) TODAY in the postage-paid envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card(s) representing your Shares. Western Investment urges you to confirm in writing your instructions to Western Investment in care of Innisfree M&A Incorporated at the address provided below so that Western Investment will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders Call Toll-Free at: (877) 456-3510

Banks and Brokers Call Collect at: (212) 750-5833

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED FEBRUARY 10, 2006

GOLD PROXY CARD

COMMON STOCK

TRI-CONTINENTAL CORPORATION

2006 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT HEDGED PARTNERS L.P.

THE BOARD OF DIRECTORS OF TRI-CONTINENTAL CORPORATION

IS NOT SOLICITING THIS PROXY

P R O X Y

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the undersigned’s attorneys and agents with full power of substitution to vote all shares of common stock of Tri-Continental Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Company, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the annual meeting.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 & 4.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the annual meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

COMMON STOCK - PROXY

WESTERN INVESTMENT HEDGED PARTNERS L.P. (“WESTERN”) RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 & 4.

1.	Election of Directors: Approval of Western’s proposal to elect its slate of director nominees.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
	Nominees: Arthur D. Lipson Paul DeRosa Marlene A. Plumlee	[ ]	[ ]	[ ] ______________

2.	Approval of the Company’s proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Company for 2006:
	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

3.	Approval of the stockholder proposal requesting the adoption of cumulative voting for the election of the Company’s board of directors:
	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4.

To vote and otherwise represent the undersigned on any other matter that may properly come before the annual meeting or any adjournment or postponement thereof, including voting on adjournment of the annual meeting with respect to one or more matters in the discretion of the proxy holder.

DATE: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED FEBRUARY 10, 2006

GOLD PROXY CARD

PREFERRED STOCK

TRI-CONTINENTAL CORPORATION

2006 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT HEDGED PARTNERS L.P.

THE BOARD OF DIRECTORS OF TRI-CONTINENTAL CORPORATION

IS NOT SOLICITING THIS PROXY

P R O X Y

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the undersigned’s attorneys and agents with full power of substitution to vote all shares of preferred stock of Tri-Continental Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Company, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of preferred stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the annual meeting.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 & 4.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the annual meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

PREFERRED STOCK – PROXY

WESTERN INVESTMENT HEDGED PARTNERS L.P. (“WESTERN”) RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 & 4.

1.	Election of Directors: Approval of Western's proposal to elect its slate of director nominees.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
	Nominees: Arthur D. Lipson Paul DeRosa Marlene A. Plumlee	[ ]	[ ]	[ ] ______________

2.	Approval of the Company’s proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Company for 2006:
	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

3.	Approval of the stockholder proposal requesting the adoption of cumulative voting for the election of the Company’s board of directors:
	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4.

To vote and otherwise represent the undersigned on any other matter that may properly come before the annual meeting or any adjournment or postponement thereof, including voting on adjournment of the annual meeting with respect to one or more matters in the discretion of the proxy holder.

DATE: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.